                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                    American Strategic Income Portfolio Inc.
                  American Strategic Income Portfolio Inc.--II
                  American Strategic Income Portfolio Inc.--III
                         American Select Portfolio Inc.
                (Name of Registrant as Specified in its Charter)

     _______________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction :

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

                          IMPORTANT SHAREHOLDER MEETING
                                DECEMBER 18, 2008

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds"), which will be held at 2:00 p.m., Central Time, on Thursday, December 18, 2008, at the offices of FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402. Your Board of Directors and management look forward to greeting those shareholders who are able to attend. The accompanying Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting.

                                     CAUTION

     A dissident shareholder has indicated his intention to commence a proxy contest with respect to your Funds. Your Board of Directors believes that the dissident shareholder will be seeking your support to (a) elect himself and his nominees in place of all of the incumbent members of the Board, each of whom is experienced in overseeing the Funds, and (b) adopt a proposal recommending to the Board of Directors that each Fund conduct a tender offer for its shares. WE URGE YOU TO REJECT THE DISSIDENT SHAREHOLDER AND HIS SOLICITATION EFFORTS - DO NOT SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY THE DISSIDENT SHAREHOLDER, AND VOTE AGAINST THE DISSIDENT SHAREHOLDER'S PROPOSAL ON THE ENCLOSED WHITE PROXY CARD.

     YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU PLAN TO ATTEND THE MEETING. This will not prevent you from voting in person at the meeting but will assure that your vote is counted if you are unable to attend.

     On behalf of your Board of Directors, thank you for your continued support.

                                        Sincerely,

                                        Thomas S. Schreier
                                        President

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                DECEMBER 18, 2008

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (individually, a "Fund" and collectively, the "Funds") will be held at 2:00 p.m., Central Time, on Thursday, December 18, 2008, at the offices of FAF Advisors, Inc., 3rd Floor - Training Room A, 800 Nicollet Mall, Minneapolis, Minnesota 55402. The purposes of the meeting are as follow:

     1.   To elect a Board of Directors.

     2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of each Fund for the current fiscal year.

     3. To consider the shareholder proposal described in the accompanying proxy statement under the heading "Possible Shareholder Proposal," if properly presented at the meeting.

     4.   To transact any other business properly brought before the meeting.

     A dissident shareholder has indicated his intention to solicit proxies to elect his own nominees to the Board of Directors at the annual meeting, and to adopt a proposal recommending to the Board of Directors that each Fund conduct a tender offer for its shares. The dissident has filed a preliminary proxy statement with the U.S. Securities and Exchange Commission related to these two items. Your vote is extremely important, particularly in light of this dissident shareholder's actions. EACH FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE (1) FOR THE NOMINEES FOR DIRECTOR NAMED IN THE ATTACHED PROXY STATEMENT, (2) FOR RATIFICATION OF THE SELECTION OF THE FUND'S ACCOUNTING FIRM, AND (3) AGAINST THE DISSIDENT SHAREHOLDER'S POSSIBLE PROPOSAL.

     Shareholders of record as of the close of business on October 31, 2008 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof. Please indicate your voting instructions on the enclosed WHITE PROXY CARD. PLEASE DATE, SIGN AND PROMPTLY MAIL YOUR WHITE PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE. Please help the Funds avoid the cost of a follow-up mailing by voting today.

     If you have previously returned any green or other colored proxy card sent to you by the dissident shareholder, you may change any vote you may have cast in favor of his nominees, and vote instead for the election of the Board's nominees by signing and returning the enclosed White Proxy Card in the accompanying envelope. If you hold your shares in a brokerage or bank account (in "street name"), your broker or bank cannot vote your shares this year for Proposals 1 and 3 (as it has in past routine annual meetings) unless you sign and return the proxy voting form it will send you.

     If you have any questions or need additional information, please contact The Altman Group, the Funds' proxy solicitors, by telephone at 800-317-8033.



November 5, 2008                        Kathleen L. Prudhomme
                                        Secretary

                                 PROXY STATEMENT

                    AMERICAN STRATEGIC INCOME PORTFOLIO INC.
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--II
                  AMERICAN STRATEGIC INCOME PORTFOLIO INC.--III
                         AMERICAN SELECT PORTFOLIO INC.

               ANNUAL MEETING OF SHAREHOLDERS -- DECEMBER 18, 2008


     The enclosed proxy is solicited by the Board of Directors of American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III and American Select Portfolio Inc. (sometimes referred to individually as a "Fund" and collectively as the "Funds") in connection with each Fund's annual meeting of shareholders to be held Thursday, December 18, 2008, and any adjournments thereof. Mailing of the Notice of Annual Meeting of Shareholders and this Proxy Statement will take place on approximately November 7, 2008.


     In order for the shareholder meeting to go forward for a Fund, there must be a quorum. This means that at least a majority of that Fund's shares must be represented at the meeting -- either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner (a "broker non-vote"), those shares will not be considered present and entitled to vote on that proposal. Abstentions, however, will be counted as shares present and entitled to vote with respect to a proposal. Abstentions and broker non-votes will have no effect on the proposal to elect directors. With respect to the other two proposals, which require a majority of votes cast at the meeting, a broker non-vote will have no effect, and an abstention will have the same effect as a vote against the proposal.

     For any Fund, the persons named as proxies may propose one or more adjournments of the meeting for that Fund to permit further solicitation of proxies, whether or not a quorum is present. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjourned meeting).

     Only shareholders of record of each Fund on October 31, 2008 may vote at the meeting or any adjournment thereof. As of that date, the Funds had the following numbers of issued and outstanding shares of common stock:

AMERICAN STRATEGIC    AMERICAN STRATEGIC   AMERICAN STRATEGIC INCOME   AMERICAN SELECT
 INCOME PORTFOLIO    INCOME PORTFOLIO II         PORTFOLIO III             PORTFOLIO
------------------   -------------------   -------------------------   ---------------
     4,231,331           15,985,741                21,356,023             10,662,195

     Each shareholder of a Fund is entitled to one vote for each share held. None of the matters to be presented at the meeting will entitle any shareholder to cumulative voting or appraisal rights.

     THIS YEAR'S MEETING IS VERY IMPORTANT TO ALL SHAREHOLDERS OF THE FUNDS IN LIGHT OF THE POSSIBLE NOMINATION OF A SEPARATE SLATE OF NOMINEES FOR DIRECTOR BY A DISSIDENT SHAREHOLDER AND SUCH SHAREHOLDER'S POSSIBLE PRESENTATION OF A SHAREHOLDER PROPOSAL. YOUR VOTE IS VERY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE BOARD'S NINE NOMINEES, THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE FUND'S ACCOUNTING FIRM, AND THAT YOU VOTE AGAINST THE SHAREHOLDER PROPOSAL THAT MAY BE PRESENTED AT THE MEETING. The Board believes that the Board's nominees will better serve the interests of the shareholders of the Fund than any of the nominees of the dissident shareholder and that the shareholder proposal is not in the best interest of shareholders.

     YOUR BOARD OF DIRECTORS STRONGLY URGES YOU TO ONLY SUBMIT THE WHITE PROXY CARD. A GREEN PROXY CARD OR CARD OF ANY OTHER COLOR IS NOT FROM YOUR FUND, SHOULD NOT BE SIGNED OR RETURNED AND SHOULD BE PROMPTLY DISCARDED.

     If you return an executed WHITE proxy card without instructions, the individuals named as proxies on the proxy card will vote your shares FOR the election of the directors of the Fund nominated by the Board, FOR proposal 2 and AGAINST proposal 3.

     You may revoke your proxy at any time up until voting results are announced at the shareholder meeting. You can do this by writing to the Funds' Secretary, or by voting in person at the meeting and notifying the election judge that you are revoking your proxy.

     The Funds' most recent annual report has been mailed to shareholders, and is also available by request without charge by writing to the Funds at 800 Nicollet Mall, Minneapolis, Minnesota 55402, or by calling the Funds at 800-677-FUND.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     At the meeting, shareholders of each Fund will be asked to elect the nominees listed below as members of that Fund's Board of Directors. It is intended that the enclosed proxy will be voted for the election of the persons named below as directors of each Fund unless such authority has been withheld in the proxy. Biographical information regarding each nominee is set forth below. Each nominee also serves as a director of the other closed-end and open-end investment companies managed by the Funds' investment advisor (the "Fund Complex"). The Fund Complex currently consists of eight closed-end funds (each of which is a registered investment company) and 54 open-end funds (which are portfolios of four registered investment companies). The business address of each of the nominees is First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Each nominee has served as a director since the last annual meeting of shareholders.

NOMINEES FOR ELECTION AS NON-INTERESTED DIRECTORS

                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                        POSITION                                                                       IN FUND           OTHER
                          HELD                                                                         COMPLEX       DIRECTORSHIPS
       NAME AND         WITH THE    TERM OF OFFICE* AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        HELD BY
    YEAR OF BIRTH        FUNDS               TIME SERVED                     LAST 5 YEARS              DIRECTOR       DIRECTOR**
---------------------   --------   -----------------------------    ------------------------------   -----------   ----------------
Benjamin R. Field III   Director   Mr. Field has served as a        Retired; Senior Financial             62             None
(1938)                             director of each of the Funds    Advisor, Bemis Company, Inc.
                                   since September 2003. Fund       from May 2002 through February
                                   directors serve for a one-year   2004.
                                   term that expires at the next
                                   annual meeting of
                                   shareholders.

Roger A. Gibson         Director   Mr. Gibson has served as a       Director, Charterhouse Group,         62             None
(1946)                             director of each of the Funds    Inc., a private equity firm,
                                   since August 1998. Fund          since October 2005; Vice
                                   directors serve for a one-year   President and Chief Operating
                                   term that expires at the next    Officer, Cargo - United
                                   annual meeting of                Airlines, from July 2001
                                   shareholders.                    through retirement in July
                                                                    2004.

Victoria J. Herget      Director   Ms. Herget has served as a       Investment consultant and             62             None
(1951)                             director of each of the Funds    non-profit board member since
                                   since September 2003. Fund       2001.
                                   directors serve for a one-year
                                   term that expires at the next
                                   annual meeting of
                                   shareholders.

                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                        POSITION                                                                       IN FUND           OTHER
                          HELD                                                                         COMPLEX       DIRECTORSHIPS
       NAME AND         WITH THE    TERM OF OFFICE* AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        HELD BY
    YEAR OF BIRTH        FUNDS               TIME SERVED                     LAST 5 YEARS              DIRECTOR       DIRECTOR**
---------------------   --------   -----------------------------    ------------------------------   -----------   ----------------
John P. Kayser          Director   Mr. Kayser has served as a       Retired; Principal from 1983          62             None
(1949)                             director of each of the Funds    to 2004, William Blair &
                                   since October 2006. Fund         Company, LLC, a Chicago-based
                                   directors serve for a one-year   investment firm.
                                   term that expires at the next
                                   annual meeting of
                                   shareholders.

Leonard W. Kedrowski    Director   Mr. Kedrowski has served as a    Owner and President, Executive        62             None
(1941)                             director of each of the Funds    and Management Consulting,
                                   since August 1998. Fund          Inc., a management consulting
                                   directors serve for a one-year   firm; Board member, GC
                                   term that expires at the next    McGuiggan Corporation (dba
                                   annual meeting of                Smyth Companies), a label
                                   shareholders.                    printer; former Chief
                                                                    Executive Officer, Creative
                                                                    Promotions International, LLC,
                                                                    a promotional award programs
                                                                    and products company, through
                                                                    October 2003.

Richard K. Riederer     Director   Mr. Riederer has served as a     Owner and Chief Executive             62       Cleveland-Cliffs
(1944)                             director of each of the Funds    Officer, RKR Consultants,                      Inc. (a producer
                                   since August 2001. Fund          Inc., a consulting company                     of iron ore
                                   directors serve for a one-year   providing advice on business                   pellets)
                                   term that expires at the next    strategy, mergers and
                                   annual meeting of                acquisitions, and non-profit
                                   shareholders.                    board member since 2005.

                                                                                                      NUMBER OF
                                                                                                     PORTFOLIOS
                        POSITION                                                                       IN FUND           OTHER
                          HELD                                                                         COMPLEX       DIRECTORSHIPS
       NAME AND         WITH THE    TERM OF OFFICE* AND LENGTH OF   PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY        HELD BY
    YEAR OF BIRTH        FUNDS               TIME SERVED                     LAST 5 YEARS              DIRECTOR       DIRECTOR**
---------------------   --------   -----------------------------    ------------------------------   -----------   ----------------
Joseph D. Strauss       Director   Mr. Strauss has served as a      Attorney At Law, Owner and            62             None
(1940)                             director of each of the Funds    President, Strauss Management
                                   since August 1998. Fund          Company, a Minnesota holding
                                   directors serve for a one-year   company for various
                                   term that expires at the next    organizational management
                                   annual meeting of                business ventures; Owner,
                                   shareholders.                    Chairman and Chief Executive
                                                                    Officer, Community Resource
                                                                    Partnerships, Inc., a
                                                                    strategic planning, operations
                                                                    management, government
                                                                    relations, transportation
                                                                    planning and public relations
                                                                    organization; Owner, Chairman
                                                                    and Chief Executive Officer,
                                                                    Excensus(TM), LLC, a strategic
                                                                    demographic planning and
                                                                    application development firm,
                                                                    since 2001.

Virginia L. Stringer    Chair;     Ms. Stringer has served as a     Governance consultant and             62             None
(1944)                  Director   director of each of the Funds    non-profit board member;
                                   since August 1998. Fund          former Owner and President,
                                   directors serve for a one-year   Strategic Management
                                   term that expires at the next    Resources, Inc., a management
                                   annual meeting of                consulting firm; Executive
                                   shareholders.                    Consultant to State Farm
                                                                    Insurance Company through
                                                                    2003.

James M. Wade           Director   Mr. Wade has served as a         Owner and President, Jim Wade         62             None
(1943)                             director of each of the Funds    Homes, a homebuilding company.
                                   since August 2001. Fund
                                   directors serve for a
                                   one-year term that expires at
                                   the next annual meeting of
                                   shareholders.

----------
* Each director serves for the term specified or, if earlier, until his or her death, resignation, removal or disqualification.

** Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

     There were five meetings of the Board of Directors during the fiscal year ended August 31, 2008. During the fiscal year, each of the directors standing for re-election attended at least 75% of all meetings of the Board of Directors and of committees of which he or she was a regular member that were held while he or she was serving on the Board of Directors or on such committee.

STANDING COMMITTEES

     The Board of Directors of each Fund currently has three standing committees: an Audit Committee, a Pricing Committee and a Governance Committee.

     The purposes of the Audit Committee are (1) to oversee the Funds' accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) to oversee the quality of the Funds' financial statements and the independent audit thereof; (3) to assist Board oversight of the Funds' compliance with legal and regulatory requirements; and (4) to act as a liaison between the Funds' independent auditors and the full Board of Directors. The Audit Committee, together with the Board of Directors, has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement). The Audit Committee has adopted a written charter setting forth, among other things, requirements with respect to the composition of the Committee, the purposes of the Committee, and the Committee's duties and powers. A copy of this charter was attached as an appendix to the proxy statement for last year's annual shareholder meeting. The Audit Committee currently consists of Mr. Kedrowski (chair), Mr. Field, Mr. Kayser, Mr. Riederer and Ms. Stringer (ex officio). The Board has determined that each member of the Audit Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Board of Directors of each Fund has designated Mr. Kedrowski, Mr. Field, Mr. Kayser and Mr. Riederer as Audit Committee financial experts. The Audit Committee met five times during the fiscal year ended August 31, 2008.

     The Pricing Committee of each Fund's Board of Directors is responsible for overseeing the valuation of portfolio securities for which market quotations are not readily available, pursuant to procedures established by the Board of Directors. Current members of the Pricing Committee are Mr. Gibson (Chair), Mr. Wade, Mr. Field and Ms. Stringer (ex officio). The Pricing Committee met four times during the fiscal year ended August 31, 2008.

     The Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The members of the Governance Committee are Mr. Strauss (Chair), Mr. Wade, Ms. Herget, and Ms. Stringer (ex officio). The Board has determined that each member of the Governance Committee is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940. The Governance Committee met five times during the fiscal year ended August 31, 2008. The Governance Committee Charter was attached as an appendix to the proxy statement for last year's annual shareholder meeting.

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

SELECTION OF DIRECTOR NOMINEES

     The Governance Committee will consider shareholder recommendations for director nominees in connection with each annual shareholders meeting of the Funds and any special shareholders meeting which is called for the purpose of electing directors. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. In order for the Governance Committee to consider a shareholder's recommended nominee for election at the annual shareholders meeting in a given year, the recommendation should be submitted to the Governance Committee no later than August 31 in that year.

     The Board of Directors currently is composed entirely of persons who are not "interested persons" as defined in the Investment Company Act of 1940. The Board currently intends to remain composed only of such persons. Shareholders should note that a person who owns securities issued by U.S. Bancorp (the parent company of the Funds' investment advisor) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with U.S. Bancorp or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

     The Governance Committee has not established specific, minimum qualifications that it believes must be met by a director nominee. In evaluating director nominees, the Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is "independent" within the meaning of applicable stock exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940; and whether the individual is "financially literate" or would be deemed an "audit committee financial expert" within the meaning of such listing standards and applicable Securities and Exchange Commission ("SEC") rules. The Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. In addition to considering shareholder recommendations, the Governance Committee may consider recommendations by business and personal contacts of current Board members, by Fund management, and by executive search firms which the committee may engage from time to time.

     Before the Governance Committee decides to nominate an individual as a director, committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a director of a registered investment company.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

     Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Shareholders can communicate directly with an individual director by writing to that director at P.O. Box 1329, Minneapolis, Minnesota 55440-1329. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

DIRECTOR ATTENDANCE AT SHAREHOLDERS MEETINGS

     The Board of Directors encourages directors to attend annual shareholders meetings of the Funds in person or by telephone. All of the directors standing for re-election attended the Funds' 2007 annual shareholders meeting in person.

DIRECTOR COMPENSATION

     The Fund Complex currently pays directors who are not paid employees or affiliates of any fund in the Fund Complex an annual retainer of $135,000 ($245,000 in the case of the Chair). The Fund Review Liaison and the Audit Committee Chair each receive an additional annual retainer of $20,000. The other standing Committee Chairs receive an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $1,000 for attending the first day of an in-person Board of Directors meeting ($1,500 in the case of the Chair);

     - $2,000 for attending the second day of an in-person Board of Directors meeting ($3,000 in the case of the Chair);

     - $1,000 for attending the third day of an in-person Board of Directors meeting ($1,500 in the case of the Chair), assuming the third day ends no later than early afternoon;

     - $500 for in-person attendance at any committee meeting ($750 in the case of the Chair of each committee);

     A director who participates telephonically in any in-person Board or committee meeting receives half of the fee that director would have received for attending, in-person, the Board or committee meeting. For telephonic Board and committee meetings, the Chair and each director and committee Chair, as applicable, receive a fee equal to half the fee he or she would have received for attending an in-person meeting.

     Directors also receive $3,500 per day when traveling, on behalf of a fund in the Fund Complex, out of town on fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified above are allocated evenly among the funds in the Fund Complex.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     The following table sets forth the compensation received by each director standing for re-election from each Fund for its most recent fiscal year, as well as the total compensation received by each such director from the Fund Complex for the fiscal year ended August 31, 2008.

                            AGGREGATE          AGGREGATE          AGGREGATE         AGGREGATE           TOTAL
                          COMPENSATION       COMPENSATION     COMPENSATION FROM    COMPENSATION   COMPENSATION FROM
                          FROM AMERICAN      FROM AMERICAN         AMERICAN       FROM AMERICAN   FUND COMPLEX PAID
                        STRATEGIC INCOME   STRATEGIC INCOME    STRATEGIC INCOME       SELECT         TO DIRECTORS
NAME OF DIRECTOR          PORTFOLIO (1)    PORTFOLIO II (2)   PORTFOLIO III (3)   PORTFOLIO (4)         (5)(6)
---------------------   ----------------   ----------------   -----------------   -------------   -----------------
Benjamin R. Field III        $1,887             $1,887              $1,887            $1,887           $125,250
Roger A. Gibson               2,016              2,016               2,016             2,016            134,500
Victoria J. Herget            2,051              2,051               2,051             2,051            137,250
John P. Kayser                1,865              1,865               1,865             1,865            123,750
Leonard W. Kedrowski          2,106              2,106               2,106             2,106            141,000
Richard K. Riederer           1,853              1,853               1,853             1,853            123,000
Joseph D. Strauss             2,020              2,020               2,020             2,020            134,250
Virginia L. Stringer          3,304              3,304               3,304             3,304            219,250
James M. Wade                 1,872              1,872               1,872             1,872            124,250

(1) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(2) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(3) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(4) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $394; Victoria J. Herget, $604; Leonard W. Kedrowski, $660; and Joseph D. Strauss, $97.

(5) Includes amounts deferred pursuant to the Deferred Compensation Plan as follows: Roger A. Gibson, $26,900; Victoria J. Herget, $41,175; Leonard W. Kedrowski, $45,000; and Joseph D. Strauss, $6,619.

(6) As of August 31, 2008, the Fund Complex consisted of 54 open-end funds (which are portfolios of four investment companies) and eight closed-end investment companies, totaling 62 funds, managed by the Advisor, including the Funds.

DIRECTOR SHAREHOLDINGS

     The following table discloses the dollar range of equity securities beneficially owned by each director standing for re-election (i) in each Fund and (ii) on an aggregate basis in any of the funds in the Fund Complex.

                             Dollar Range of Equity        Aggregate Dollar Range of Equity
Name of Director             Securities in the Funds       Securities in the Fund Complex*
---------------------   --------------------------------   --------------------------------
Benjamin R. Field III   None                               Over $100,000
Roger A. Gibson         None                               Over $100,000
Victoria J. Herget      None                               Over $100,000
John P. Kayser          None                               Over $100,000
Leonard W. Kedrowski    American Strategic Income          Over $100,000
                        Portfolio:  $10,001-$50,000;
                        American Strategic Income
                        Portfolio II:  $50,001-$100,000;
                        American Strategic Income
                        Portfolio III:  $50,001-$100,000
Richard K. Riederer     None                               Over $100,000
Joseph D. Strauss       None                               Over $100,000
Virginia L. Stringer    None                               Over $100,000
James M. Wade           None                               Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2008.

     To the knowledge of the Funds, as of October 31, 2008, the officers and directors of each Fund as a group beneficially owned less than 1% of the outstanding shares of each Fund.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF ALL OF THE BOARD'S NOMINEES TO SERVE AS DIRECTORS. For each Fund, if at least a quorum is represented in person or by proxy, the vote of a plurality of the shares represented at the meeting is sufficient for the election of each nominee, which means that the candidates receiving the highest number of votes will be elected. Unless otherwise instructed, the proxies named in the WHITE proxy card enclosed herewith will vote for all of the Board's nominees. In the event any of the above nominees are not candidates for election at the meeting due to events not now known or anticipated, the proxies will vote for such other persons as the Board of Directors may designate.

                                  PROPOSAL TWO
          RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Investment Company Act of 1940 provides that every registered investment company shall be audited at least once each year by independent public accountants selected by a majority of the directors of the investment company who are not interested persons of the investment company or its investment adviser. This selection is being submitted for ratification or rejection by the shareholders of each Fund.

     Based on the Audit Committee's recommendation, as discussed below under "Audit Committee Report," the directors, including a majority who are not interested persons of the Advisor or the Funds, have selected Ernst & Young LLP ("Ernst & Young") to be the Funds' independent public accountants for each Fund's current fiscal year. Ernst & Young examines the annual financial statements of the Funds and provides certain other audit-related and tax-related services to the Funds. Representatives of Ernst & Young are expected to be present at the meeting. These representatives will have the opportunity to make a statement to shareholders if they choose to do so and are expected to be available to respond to appropriate questions.

     While the bylaws of American Strategic Income Portfolio Inc. require that the selection of the Fund's independent public accountants be submitted to shareholders for their ratification, none of the other Funds is required by law or its governing documents to do so. Nevertheless, the Funds' Board of Directors has elected to submit the selection of Ernst & Young to each Fund's shareholders for ratification. If this selection is not ratified, the Board of Directors will consider what action to take, including possibly resubmitting the selection to shareholders, continuing the engagement of Ernst & Young, or retaining a different independent public accountant.

AUDIT COMMITTEE REPORT

     The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Funds' independent public accountants (or to nominate the independent public accountants to be proposed for shareholder approval in any proxy statement). The function of the Audit Committee is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and for preparing the Funds' financial statements, and the independent public accountants' responsibility is to plan and carry out a proper audit of the financial statements.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that the Funds' financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61, as amended.

     The Funds' independent accountants also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants' communications with the audit committee concerning independence, and the Audit Committee discussed with the independent accountants the accounting firm's independence. The Committee also considered whether non-audit services provided by the independent accountants during the last fiscal year were compatible with maintaining the accountants' independence.

     Based upon the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the Audit Committee recommended to the Board of Directors that, with respect to each Fund, the audited financial statements for the Fund's most recent fiscal year be included in the Fund's Annual Report for that fiscal year filed with the SEC.

                                        Members of the Audit Committee

                                        Leonard W. Kedrowski, Chair
                                        Benjamin R. Field III
                                        John P. Kayser
                                        Richard K. Riederer
                                        Virginia L. Stringer (ex officio)

FEES PAID TO ERNST & YOUNG

     Audit Fees. Ernst & Young's fees for professional services rendered for the audit of each Fund's annual financial statements for its two most recently completed fiscal years were as set forth in the following table. These amounts included fees associated with the annual audit, SEC Rule 17f-2 security count filings and filings of the Funds' Annual Reports on Form N-CSR.

                                           Fiscal year     Fiscal year
                                          ended 8/31/08   ended 8/31/07
                                          -------------   -------------
American Strategic Income Portfolio          $24,816         $28,430
American Strategic Income Portfolio II       $24,816         $28,430
American Strategic Income Portfolio III      $24,816         $28,430
American Select Portfolio                    $24,816         $28,430

     Audit-Related Fees. Ernst & Young's fees for audit-related services for its two most recently completed fiscal years were as set forth in the following table. These audit-related services primarily related to the review of the semi-annual financial statements.

                                           Fiscal year     Fiscal year
                                          ended 8/31/08   ended 8/31/07
                                          -------------   -------------
American Strategic Income Portfolio          $2,339          $2,340
American Strategic Income Portfolio II       $2,339          $2,340
American Strategic Income Portfolio III      $2,339          $2,340
American Select Portfolio                    $2,339          $2,340

     Tax Fees. Ernst & Young's fees for tax services for its two most recently completed fiscal years were as set forth in the following table. These tax services included tax compliance, tax advice and tax planning services. Tax compliance, tax advice and tax planning services primarily relate to the preparation of original and amended tax returns, timely RIC qualification reviews, and tax distribution analysis and planning.

                                           Fiscal year     Fiscal year
                                          ended 8/31/08   ended 8/31/07
                                          -------------   -------------
American Strategic Income Portfolio          $11,440         $4,653
American Strategic Income Portfolio II       $20,680         $4,653
American Strategic Income Portfolio III      $16,060         $4,653
American Select Portfolio                    $11,440         $4,653

     All Other Fees. There were no fees billed by Ernst & Young for other services during each Fund's two most recently completed fiscal years.

     Aggregate Non-Audit Fees. The aggregate non-audit fees billed by Ernst & Young to each of the Funds and the Advisor and entities controlling, controlled by or under common control with the Advisor that provide ongoing services to the Funds for the two most recently completed fiscal years are set forth in the following table.

                                           Fiscal year     Fiscal year
                                          ended 8/31/08   ended 8/31/07
                                          -------------   -------------
American Strategic Income Portfolio          $163,942        $44,942
American Strategic Income Portfolio II       $173,182        $44,942
American Strategic Income Portfolio III      $168,562        $44,942
American Select Portfolio                    $163,942        $44,942

AUDIT COMMITTEE PRE-APPROVAL POLICIES

     The Audit Committee has established procedures requiring the pre-approval of all audit and non-audit services performed for the Funds by Ernst & Young. Such procedures also require the pre-approval of non-audit services provided to FAF Advisors, U.S. Bank National Association, Quasar Distributors, U.S. Bancorp Fund Services, LLC and any other entity under common control with FAF Advisors that provides ongoing services to the Funds, but only if those services relate directly to the operations and financial reporting of the Funds. All of the services described above were pre-approved in accordance with the Audit Committee's pre-approval procedures.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for the ratification of the selection of the independent public accountants, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies will vote for the ratification of the selection of Ernst & Young as each Fund's independent registered public accounting firm.

                                 PROPOSAL THREE
                          POSSIBLE SHAREHOLDER PROPOSAL

     The dissident shareholder gave notice to the Funds of his intention to submit the following proposal to shareholders of each Fund: That shareholders recommend to the Board that the Fund conduct a meaningful tender offer for shares of the Fund within the first three months of calendar 2009. The notice did not request that the proposal or a supporting statement from the shareholder be included in this proxy statement. The dissident shareholder has filed preliminary proxy materials that include this proposal, but there can be no assurance as to whether the shareholder will mail those materials to solicit your vote in favor of the proposal. The proposal will be brought to a vote of shareholders to the extent that the proponent has complied with all necessary prerequisites under state corporate law and the Funds' governing documents necessary to present the proposal at the meeting, and the proposal is properly presented at the meeting. The Funds are soliciting your vote AGAINST the proposal in case the dissident shareholder elects to solicit proxies and properly presents the proposal at the meeting.

     The Board of Trustees has reviewed the dissident shareholder's proposal and determined that it is not in the best interest of the Funds' shareholders.

BOARD RECOMMENDATION; REQUIRED VOTE

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE AGAINST THE PROPOSAL MADE BY THE DISSIDENT SHAREHOLDER. For each Fund, the vote of a majority of the shares represented at the meeting is sufficient for adoption of the proposal, provided at least a quorum (a majority of the outstanding shares) is represented in person or by proxy. Unless otherwise instructed, the proxies named in the WHITE proxy card enclosed herewith will vote against the proposal made by the dissident shareholder, provided that the proposal is properly presented at the meeting and is considered for a shareholder vote.

     Proposal 3 is only a recommendation and, if it is properly presented at the meeting and approved by the required vote, will have no binding effect on the Funds or your Board of Directors. In considering whether or not to take action in response to the proposal, your Board of Directors will give the recommendation set forth in the proposal such weight as it believes is appropriate and in the best interest of shareholders.

                             ADDITIONAL INFORMATION

INVESTMENT ADVISOR AND ADMINISTRATOR

     The investment adviser for the Funds is FAF Advisors, Inc. (the "Advisor"). FAF Advisors also acts as the administrator for the Funds. The address of the Funds and the Advisor is 800 Nicollet Mall, Minneapolis, Minnesota 55402.

SOLICITATION OF PROXIES


     The costs of this proxy solicitation, including the cost of preparing and mailing the Notice of Annual Meeting of Shareholders and this Proxy Statement, will be allocated among and borne by the Funds. In addition to the solicitation of proxies by mail, representatives of the Advisor may, without cost to the Funds, solicit proxies on behalf of management of the Funds by means of mail, telephone or personal calls. In addition, the Funds have made arrangements with The Altman Group to assist with the solicitation of proxies for a fee not to exceed $8,750 for each of American Strategic Income Portfolio Inc. and
American Strategic Income Portfolio Inc. - II and $43,750 for each of American Strategic Income Portfolio Inc. - III and American Select Portfolio Inc., plus, in each case, reimbursement for out-of-pocket expenses. The Funds have also agreed to indemnify The Altman Group against certain liabilities and expenses. The Altman Group expects to employ approximately 15 people to solicit the Funds' shareholders.



     Although no precise estimate can be made at the present time, it is currently estimated that the aggregate amount to be spent in connection with the solicitation of proxies by the Fund will be approximately $33,350 for American Strategic Income Portfolio Inc., $58,750 for American Strategic Income Portfolio Inc. - II, $115,750 for American Strategic Income Portfolio Inc. - III and $87,450 for American Select Portfolio Inc. This estimate assumes that the dissident shareholder elects to solicit proxies. Expenses would be substantially less should the dissident shareholder not solicit proxies. Total expenditures to date relating to the solicitation have been approximately $7,500 for each Fund.

These estimates do not include costs normally expended by the Funds for a solicitation for an election of directors in the absence of a contest.


     Persons holding shares as nominees will be reimbursed by the Funds, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

OFFICERS OF THE FUNDS

     Information about each officer's position and term of office with the Funds and business experience during the past five years is set forth below. Unless otherwise indicated, all positions have been held more than five years. No officer receives any compensation from the Funds.* Unless otherwise indicated, the address of each of the officers is FAF Advisors, Inc., 800 Nicollet Mall, Minneapolis, Minnesota 55402.

                           POSITION HELD    TERM OF OFFICE** AND
NAME AND YEAR OF BIRTH    WITH THE FUNDS   LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   --------------   ---------------------   ----------------------------------------------
Thomas S. Schreier, Jr.   President        Since February 2001     Chief Executive Officer of the Advisor; Chief
(1962)                                                             Investment Officer of the Advisor since
                                                                   September 2007.

John G. Wenker            Senior Vice      Since November 1996     Managing Director of the Advisor.
(1951)                    President

Chris J. Neuharth         Vice President   Since June 2007         Senior Fixed-Income Portfolio Manager of the
(1959)                                                             Advisor.

David A. Yale             Vice President   Since June 2007         Senior Real Estate Portfolio Manager of the
(1956)                                                             Advisor since August 2006; prior thereto,
                                                                   Senior Vice President, Twin Cities Market
                                                                   Manager, U.S. Bank from July 2005 to August
                                                                   2006; prior to July 2005, Vice President, ING
                                                                   Investment Management/ReliaStar Investment
                                                                   Research.

Jeffery M. Wilson         Vice President   Since March 2000        Senior Vice President of the Advisor since
(1956)                    --                                       May 2001.
                          Administration

David H. Lui              Chief            Since March 2005        Chief Compliance Officer for First American
(1960)                    Compliance                               Funds and the Advisor since March 2005.
                          Officer                                  Prior thereto, Chief Compliance Officer,
                                                                   Franklin Advisors, Inc. and Chief Compliance
                                                                   Counsel, Franklin Templeton Investments from
                                                                   March 2004 to March 2005.  Prior to that,
                                                                   Vice President, Charles Schwab & Co., Inc.

Mark D. Corns             Anti-Money       Since September 2008    Director of Compliance of the Advisor since
(1963)                    Laundering                               June 2006; Compliance Manager of the Advisor
                          Officer                                  from January 2005 to June 2006; prior thereto,
                                                                   Compliance Manager, OppenheimerFunds, Inc.

                           POSITION HELD    TERM OF OFFICE** AND
NAME AND YEAR OF BIRTH    WITH THE FUNDS   LENGTH OF TIME SERVED   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   --------------   ---------------------   ----------------------------------------------
Charles D.                Treasurer        Since December 2004     Mutual Funds Treasurer for the Advisor since
Gariboldi, Jr.                                                     October 2004; prior thereto, Vice President
(1959)                                                             for Investment Accounting and Fund Treasurer
                                                                   for Thrivent Financial for Lutherans.

Jill M. Stevenson         Assistant        Since September 2005    Mutual Funds Assistant Treasurer for the
(1965)                    Treasurer                                Advisor since September 2005; prior thereto,
                                                                   Director and Senior Project Manager for the
                                                                   Advisor from May 2003 to September 2005.

Kathleen L. Prudhomme     Secretary        Since December 2004;    Deputy General Counsel of the Advisor since
(1953)                                     Assistant Secretary     November 2004; prior thereto, Partner, Dorsey
                                           of the Funds from       & Whitney LLP, a Minneapolis-based law firm.
                                           September 1999 to
                                           December 2004

Richard J. Ertel          Assistant        Since June 2006 and     Counsel for the Advisor since May 2006; prior
(1967)                    Secretary        from June 2003 to       thereto, Counsel, Ameriprise Financial
                                           August 2004             Services, Inc. from September 2004 to May
                                                                   2006; prior thereto, Counsel, FAF Advisors,
                                                                   Inc. from May 2003 to August 2004.

James D. Alt*             Assistant        Since December 2004;    Partner, Dorsey & Whitney LLP, a Minneapolis-
(1951)                    Secretary        Secretary of the        based law firm.
Dorsey & Whitney LLP                       Funds from June 2002
50 South Sixth                             to December 2004 and
Street, Suite 1500                         Assistant Secretary
Minneapolis, MN 55402                      of the Funds from
                                           September 1998 to
                                           June 2002

----------
* Legal fees and expenses are paid to Dorsey & Whitney LLP, the law firm of which Mr. Alt is a partner.

** Officers serve at the pleasure of the Board of Directors and are re-elected by the Board annually.

SECURITY OWNERSHIP OF CERTAIN SHAREHOLDERS

     No person, to the knowledge of Fund management, was the beneficial owner of more than 5% of any class of voting shares of any Fund as of October 31, 2008, except as follows:

                            NAME AND ADDRESS OF BENEFICIAL    NUMBER OF SHARES OF   PERCENTAGE OWNERSHIP OF
FUND                                     OWNER                    COMMON STOCK            COMMON STOCK
-------------------------   -------------------------------   -------------------   -----------------------
American Strategic Income   Sit Investment Associates, Inc.        2,111,563*                 49.90%
Portfolio                   and affiliated entities
                            ("Sit Investment Associates")
                            4600 Wells Fargo Center
                            Minneapolis, MN
American Strategic Income   Sit Investment Associates              6,974,483*                 43.63%
Portfolio II
American Strategic Income   Sit Investment Associates              6,135,725*                 28.73%
Portfolio III
American Select Portfolio   Sit Investment Associates              3,557,840*                 33.37%

* Based on amended Schedule 13D filings of Sit Investment Associates made on October 1, 2008 with respect to American Strategic Income Portfolio II October 17, 2008 with respect to American Strategic Income Portfolio III, and October 23, 2008 with respect to America Strategic Income Portfolio and American Select Portfolio, which indicate that Sit Investment Associates has sole voting power and sole dispositive power with respect to such shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based on Fund records and other information, the Funds believe that all SEC filing requirements with respect to the Funds applicable to their directors and officers, the Advisor and companies affiliated with the Advisor, pursuant to
Section 16(a) of the Securities Exchange Act of 1934, with respect to each Fund's fiscal year end were satisfied.

SHAREHOLDER PROPOSALS


     Under the Securities Exchange Act of 1934, Fund shareholders may submit proposals to be considered at the next Annual Meeting. Rule 14a-8 under the Exchange Act sets forth the procedures and requirements for requesting that a Fund include these proposals in its proxy statement. Any proposal submitted under Rule 14a-8 must be received at the Funds' offices, 800 Nicollet Mall, Minneapolis, Minnesota 55402, not later than July 8, 2009. Shareholders also may submit proposals to be voted on at the next Annual Meeting without having the proposals included in the Funds' proxy statement. These proposals are known as "non-Rule 14a-8 proposals." The Funds' proxies will be able to exercise their discretionary authority to vote all proxies with respect to any non-Rule 14a-8 proposal, unless written notice of the proposal is presented to the Fund not later than September 21, 2009. If a shareholder makes a timely notification on a non-Rule 14a-8 proposal, the proxies may still exercise discretionary voting authority under circumstances consistent with applicable proxy rules.


OTHER BUSINESS

     So far as the Board of Directors is aware, no matters other than those described in this Proxy Statement will be acted upon at the meeting. Should any other matters properly come before the meeting calling for a vote of shareholders, including any question as to the adjournment of the meeting, it is the intention of the persons named as proxies to vote upon such matters according to their best judgment.


Dated:  November 5, 2008


                                        Kathleen L. Prudhomme
                                        Secretary

NOTICE OF ANNUAL
MEETING OF SHAREHOLDERS

TIME:
Thursday, December 18, 2008
at 2:00 p.m.

PLACE:
800 Nicollet Mall
Minneapolis, Minnesota 55402

IMPORTANT:
Please date and sign your
proxy card and return it promptly
using the enclosed reply envelope.


                                                                  Cusip Numbers:
                                                                  030098-10-7
                                                                  030099-10-5
                                                                  03009T-10-1
                                                                  029570-10-8

                                                       PROXY CARD

(FIRST AMERICAN FUNDS LOGO)

                                        AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and
each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc. (the "Fund") held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 18, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND "AGAINST" ITEM 3. UPON ALL OTHER MATTERS THE
PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS
ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED.
PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                                            ------------------------------------------------------------
                                                            Note: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors,
                                                            administrators, trustees, guardians, and others signing in a representative capacity should give their full title as
                                                            such.
                                                            ------------------------------------------------------------



                                                            ------------------------------------------------------------
                                                            Signature        (Title if Applicable)        Date


                                                            ------------------------------------------------------------
                                                            Signature        (if held jointly)            Date

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)

                    PLEASE CAST YOUR VOTE ON REVERSE SIDE, SIGN AND DATE ABOVE AND RETURN PROMPTLY IN
                                      THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED.




                                    YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TAGID: "TAG ID"                                                                                           CUSIP: "CUSIP"


                                                                                                              PROXY CARD

                                        AMERICAN STRATEGIC INCOME PORTFOLIO INC.

This proxy will be voted as instructed set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" items 1 and 2 and "AGAINST" item 3. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

PROPOSALS:                                                  TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1.   To elect all nine nominees listed below.

                                      FOR      WITHHOLD                                     FOR      WITHHOLD

     (01) Benjamin R. Field III       [ ]         [ ]       (06) Richard K. Riederer        [ ]         [ ]

     (02) Roger A. Gibson             [ ]         [ ]       (07) Joseph D. Strauss          [ ]         [ ]

     (03) Victoria J. Herget          [ ]         [ ]       (08) Virginia L. Stringer       [ ]         [ ]

     (04) John P. Kayser              [ ]         [ ]       (09) James M. Wade              [ ]         [ ]

     (05) Leonard W. Kedrowski        [ ]         [ ]

2.   To ratify the selection of Ernst & Young LLP as independent registered public accountants for the Fund.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

3.   If properly presented at the meeting, a shareholder proposal to recommend a meaningful tender offer for Fund shares within the first three months of 2009.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)




                          PLEASE BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                                  WE THANK YOU FOR YOUR CONTINUED SUPPORT OF THE FUND.

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TAG ID:                                                                                   CUSIP:
------------------------------------------------------------------------------------------------------------------------

                                                       PROXY CARD

(FIRST AMERICAN FUNDS LOGO)

                                       AMERICAN STRATEGIC INCOME PORTFOLIO INC.-II

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and
each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc.-II (the "Fund") held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 18, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND "AGAINST" ITEM 3. UPON ALL OTHER MATTERS THE
PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS
ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED.
PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                                            ------------------------------------------------------------
                                                            Note: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors,
                                                            administrators, trustees, guardians, and others signing in a representative capacity should give their full title as
                                                            such.
                                                            ------------------------------------------------------------



                                                            ------------------------------------------------------------
                                                            Signature        (Title if Applicable)        Date


                                                            ------------------------------------------------------------
                                                            Signature        (if held jointly)            Date

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)

                    PLEASE CAST YOUR VOTE ON REVERSE SIDE, SIGN AND DATE ABOVE AND RETURN PROMPTLY IN
                                      THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED.




                                    YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TAGID: "TAG ID"                                                                                           CUSIP: "CUSIP"


                                                                                                              PROXY CARD

                                       AMERICAN STRATEGIC INCOME PORTFOLIO INC.-II

This proxy will be voted as instructed set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" items 1 and 2 and "AGAINST" item 3. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

PROPOSALS:                                                  TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1.   To elect all nine nominees listed below.

                                      FOR      WITHHOLD                                     FOR      WITHHOLD

     (01) Benjamin R. Field III       [ ]         [ ]       (06) Richard K. Riederer        [ ]         [ ]

     (02) Roger A. Gibson             [ ]         [ ]       (07) Joseph D. Strauss          [ ]         [ ]

     (03) Victoria J. Herget          [ ]         [ ]       (08) Virginia L. Stringer       [ ]         [ ]

     (04) John P. Kayser              [ ]         [ ]       (09) James M. Wade              [ ]         [ ]

     (05) Leonard W. Kedrowski        [ ]         [ ]

2.   To ratify the selection of Ernst & Young LLP as independent registered public accountants for the Fund.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

3.   If properly presented at the meeting, a shareholder proposal to recommend a meaningful tender offer for Fund shares within the first three months of 2009.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)




                          PLEASE BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                                  WE THANK YOU FOR YOUR CONTINUED SUPPORT OF THE FUND.

------------------------------------------------------------------------------------------------------------------------
"Scanner Bar Code"


TAG ID:                                                                                   CUSIP:
------------------------------------------------------------------------------------------------------------------------

                                                       PROXY CARD

(FIRST AMERICAN FUNDS LOGO)

                                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.-III

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and
each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Strategic Income Portfolio Inc.-III (the "Fund") held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 18, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND "AGAINST" ITEM 3. UPON ALL OTHER MATTERS THE
PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS
ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED.
PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                                            ------------------------------------------------------------
                                                            Note: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors,
                                                            administrators, trustees, guardians, and others signing in a representative capacity should give their full title as
                                                            such.
                                                            ------------------------------------------------------------



                                                            ------------------------------------------------------------
                                                            Signature        (Title if Applicable)        Date


                                                            ------------------------------------------------------------
                                                            Signature        (if held jointly)            Date

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)

                    PLEASE CAST YOUR VOTE ON REVERSE SIDE, SIGN AND DATE ABOVE AND RETURN PROMPTLY IN
                                      THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED.




                                    YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TAGID: "TAG ID"                                                                                           CUSIP: "CUSIP"


                                                                                                              PROXY CARD

                                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.-III

This proxy will be voted as instructed set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" items 1 and 2 and "AGAINST" item 3. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

PROPOSALS:                                                  TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1.   To elect all nine nominees listed below.

                                      FOR      WITHHOLD                                     FOR      WITHHOLD

     (01) Benjamin R. Field III       [ ]         [ ]       (06) Richard K. Riederer        [ ]         [ ]

     (02) Roger A. Gibson             [ ]         [ ]       (07) Joseph D. Strauss          [ ]         [ ]

     (03) Victoria J. Herget          [ ]         [ ]       (08) Virginia L. Stringer       [ ]         [ ]

     (04) John P. Kayser              [ ]         [ ]       (09) James M. Wade              [ ]         [ ]

     (05) Leonard W. Kedrowski        [ ]         [ ]

2.   To ratify the selection of Ernst & Young LLP as independent registered public accountants for the Fund.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

3.   If properly presented at the meeting, a shareholder proposal to recommend a meaningful tender offer for Fund shares within the first three months of 2009.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)




                          PLEASE BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                                  WE THANK YOU FOR YOUR CONTINUED SUPPORT OF THE FUND.

------------------------------------------------------------------------------------------------------------------------
"Scanner Bar Code"


TAG ID:                                                                                   CUSIP:
------------------------------------------------------------------------------------------------------------------------

                                                       PROXY CARD

(FIRST AMERICAN FUNDS LOGO)

                                             AMERICAN SELECT PORTFOLIO INC.

                               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Charles D. Gariboldi, Jr., Kathleen L. Prudhomme, Jeffery M. Wilson, and Richard J. Ertel and
each of them, with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all common shares of American Select Portfolio Inc. (the "Fund") held by the undersigned at the annual meeting of shareholders of the Fund to be held on December 18, 2008, and at any adjournments thereof, with all the powers the undersigned would possess if present in person. All previous proxies given with respect to the meeting are revoked.

THIS PROXY WILL BE VOTED AS INSTRUCTED ON THE MATTERS SET FORTH ON THE REVERSE SIDE OF THIS CARD. IT IS UNDERSTOOD THAT,
IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 AND 2 AND "AGAINST" ITEM 3. UPON ALL OTHER MATTERS THE
PROXIES SHALL VOTE AS THEY DEEM IN THE BEST INTERESTS OF THE FUND. RECEIPT OF NOTICE OF MEETING AND PROXY STATEMENT IS
ACKNOWLEDGED BY YOUR EXECUTION OF THIS PROXY. SIGN, DATE, AND RETURN IN THE ADDRESSED ENVELOPE -NO POSTAGE REQUIRED.
PLEASE MAIL PROMPTLY TO SAVE THE FUND FURTHER SOLICITATION EXPENSE.

                                                            ------------------------------------------------------------
                                                            Note: Please date and sign this Proxy. If the stock is held jointly, signature should include both names. Executors,
                                                            administrators, trustees, guardians, and others signing in a representative capacity should give their full title as
                                                            such.
                                                            ------------------------------------------------------------



                                                            ------------------------------------------------------------
                                                            Signature        (Title if Applicable)        Date


                                                            ------------------------------------------------------------
                                                            Signature        (if held jointly)            Date

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)

                    PLEASE CAST YOUR VOTE ON REVERSE SIDE, SIGN AND DATE ABOVE AND RETURN PROMPTLY IN
                                      THE ENCLOSED POSTAGE-PAID ENVELOPE PROVIDED.




                                    YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

TAGID: "TAG ID"                                                                                           CUSIP: "CUSIP"


                                                                                                              PROXY CARD

                                             AMERICAN SELECT PORTFOLIO INC.

This proxy will be voted as instructed set forth below. It is understood that if no choice is specified, this proxy will be voted "FOR" items 1 and 2 and "AGAINST" item 3. Upon all other matters the proxies shall vote as they deem in the best interests of the Fund.

PROPOSALS:                                                  TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: [X]

1.   To elect all nine nominees listed below.

                                      FOR      WITHHOLD                                     FOR      WITHHOLD

     (01) Benjamin R. Field III       [ ]         [ ]       (06) Richard K. Riederer        [ ]         [ ]

     (02) Roger A. Gibson             [ ]         [ ]       (07) Joseph D. Strauss          [ ]         [ ]

     (03) Victoria J. Herget          [ ]         [ ]       (08) Virginia L. Stringer       [ ]         [ ]

     (04) John P. Kayser              [ ]         [ ]       (09) James M. Wade              [ ]         [ ]

     (05) Leonard W. Kedrowski        [ ]         [ ]

2.   To ratify the selection of Ernst & Young LLP as independent registered public accountants for the Fund.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

3.   If properly presented at the meeting, a shareholder proposal to recommend a meaningful tender offer for Fund shares within the first three months of 2009.

                                      FOR         AGAINST         ABSTAIN

                                      [ ]           [ ]             [ ]

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournments or postponements thereof.

------------------------------------------------------------------------------------------------------------------------
                                          (ARROW) FOLD DO NOT SEPARATE (ARROW)




                          PLEASE BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS PROXY CARD.

                                  WE THANK YOU FOR YOUR CONTINUED SUPPORT OF THE FUND.

------------------------------------------------------------------------------------------------------------------------
"Scanner Bar Code"


TAG ID:                                                                                   CUSIP:
------------------------------------------------------------------------------------------------------------------------